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                                                                   Exhibit 99.14



                        RECONSTITUTED SERVICING AGREEMENT

                         Luminent Mortgage Trust 2006-7


     This Reconstituted Servicing Agreement, dated as of December 27, 2006 (this "Agreement"), is by and among GREENPOINT MORTGAGE FUNDING, INC. ("GreenPoint" or the "Servicer"), LARES ASSET SECURITIZATION, INC. ("Lares" or the "Depositor"), MAIA MORTGAGE FINANCE STATUTORY TRUST ("Maia" or the "Seller") and WELLS FARGO BANK, N.A., as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator"), and is acknowledged by HSBC BANK USA, NATIONAL ASSOCIATION, as trustee (the "Trustee").

                                    RECITALS

     WHEREAS, the Seller has conveyed the mortgage loans listed on Exhibit Two hereto (the "Serviced Loans") to the Depositor, and the Depositor in turn has conveyed the Serviced Loans to the Trustee, all pursuant to a pooling agreement, dated as of December 1, 2006 (the "Pooling Agreement"), among the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee;

     WHEREAS, the Serviced Loans are currently being serviced by the Servicer for the Seller pursuant to a Master Mortgage Loan Purchase and Servicing Agreement, dated as of October 1, 2006 (the "Servicing Agreement"), among GreenPoint, as seller and servicer, and Luminent Mortgage Capital, Inc., the Seller and Mercury Mortgage Finance Statutory Trust, as Initial Purchaser, a copy of which is annexed hereto as Exhibit Three;

     WHEREAS, the Seller desires that the Servicer continue to service the Serviced Loans and the Servicer has agreed to do so, subject to the rights of the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein;

     WHEREAS, Section 24 of the Servicing Agreement provides that, subject to certain conditions set forth therein, the Purchaser may assign the Servicing Agreement with respect to some or all of the Mortgage Loans, and without limiting the foregoing, the Servicer has agreed in Section 12 and Section 30 of the Servicing Agreement to enter into additional documents, instruments or agreements as may be reasonably necessary in connection with any Whole Loan Transfer or Pass-Through Transfer contemplated by the Seller pursuant to the Servicing Agreement;

     WHEREAS, the Seller and Servicer agree that (a) the transfer of the Serviced Loans from the Seller to the Depositor and from the Depositor to the Trustee pursuant to the Pooling Agreement constitutes a Securitization Transaction (as defined herein) and (b) this Agreement shall constitute a Reconstitution Agreement (as defined in the Servicing Agreement) in connection with such Securitization Transaction that shall govern the Serviced Loans for so long as such Serviced Loans remain subject to the provisions of the Pooling Agreement;

     WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Loans on behalf of the Trustee and the Trust Fund, and shall have the right to terminate the rights and obligations of the Servicer upon the occurrence and continuance of an Event of Default under the Servicing Agreement;

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     Capitalized terms used and not defined in this Agreement (including Exhibit One hereto) shall have the meanings ascribed to them in the Servicing Agreement.

                                   ARTICLE II

                                    SERVICING

     The Servicer agrees, with respect to the servicing of the Serviced Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed by the Servicer under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit One hereto, and that the provisions of the Servicing Agreement (including any provisions therein modified by this Agreement), are and shall be a part of this Agreement to the same extent as if set forth herein in full.

                                  ARTICLE III

                               TRUST CUT-OFF DATE

     The parties  hereto  acknowledge  that by operation of Subsection  11.14 of
Exhibit 9 to the Servicing Agreement, the remittance on January 18, 2007 to be made to the Luminent Mortgage Trust 2006-7 Trust Fund (the "Trust Fund") is to include all principal collections due after December 1, 2006 (the "Trust Cut-off Date"), plus interest thereon at the weighted average Mortgage Interest Rate collected during the Due Period immediately preceding January 18, 2007, but exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, and taking into account the adjustments specified in the first paragraph of Subsection 11.14 of Exhibit 9 to the Servicing Agreement (as modified by this Agreement).

                                   ARTICLE IV

                                  SERVICING FEE

     The Servicing Fee rate for the Serviced Loans shall be equal to 0.25% per annum (the "Servicing Fee Rate"). The Servicing Fee shall be payable monthly from the interest portion of the related Monthly Payment collected by the Servicer.

                                   ARTICLE V

              RECOGNITION OF THE MASTER SERVICER AND THE TRUST FUND

     (a) From and after the date hereof, the Servicer, and any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to enforce the Servicer's obligation to service the Serviced Loans in accordance with the provisions of this Agreement. The Servicer shall recognize the Trust Fund as the owner of the Serviced Loans, and the Servicer will service the Serviced Loans for the Trust Fund as if the Trust Fund and the Servicer had entered into a separate servicing agreement for the servicing of the Serviced Loans in the form of the this Agreement. Pursuant to the Pooling Agreement, the Master Servicer and the Trustee shall have the same rights (but not the obligations, except to the extent expressly set forth in the Pooling Agreement) as the Purchaser under the Servicing Agreement to enforce the obligations of the Servicer, including, without limitation, in the case of the Trustee, the enforcement of (i) the document delivery requirements set forth in Subsection 6.03 of the Servicing Agreement and (ii) remedies with respect to representations and warranties made by the Servicer or Seller in the Servicing Agreement, and, in the case of the Master Servicer, shall be entitled to enforce all of the obligations of the Servicer thereunder insofar as they relate to the Serviced Loans. The Servicer shall look solely to the Trust Fund for performance of any obligations of the Purchaser under this Agreement and the Trust Fund hereby assumes such obligations. All references to the Purchaser under the Servicing Agreement insofar as they relate to the Serviced Loans that have not otherwise been modified under this Agreement shall be deemed to refer to the Trust Fund. No party to the Servicing Agreement shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement, which amendment, modification, waiver or other alteration would in any way materially affect the Serviced Loans or the Servicer's performance under the Servicing Agreement with respect to the Serviced Loans without the prior written consent of the Trustee and the Master Servicer or which would materially and adversely affect the interests of the certificateholders in the Serviced Loans.

     (b) The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement as provided in Section 14.01 ("Events of Default") of the Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be required to assume any of the obligations of the Purchaser under the Servicing Agreement; and in entering into this Agreement, in connection with the performance by the Master Servicer of any duties it may have hereunder, and in the exercise by the Master Servicer of its rights, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability, immunities and indemnities afforded to the Master Servicer under the Pooling Agreement. Without limitation of the foregoing, any provision of the Servicing Agreement requiring the Seller or the Trust Fund, as Purchaser under the Servicing Agreement, to reimburse the Servicer for any costs or expenses shall be satisfied by the Servicer's reimbursement of such costs or expenses from the Custodial Account.

     (c) A copy of all assessments, attestations, reports and certifications required to be delivered by the Servicer under this Agreement and the Servicing Agreement shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addressees shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.

                                   ARTICLE VI

                                   WARRANTIES

     The Seller and the Servicer mutually warrant and represent that, with respect to the Serviced Loans, the Servicing Agreement is in full force and effect as of the date hereof and has not been amended or modified in any way with respect to the Serviced Loans, except as set forth herein, and no notice of termination has been given thereunder.

                                  ARTICLE VII

                                 REPRESENTATIONS

     Pursuant  to  Section  12(2)(A)(4)(ii)  of  the  Servicing  Agreement,  the
Servicer, as seller under the Servicing Agreement, hereby represents and warrants for the benefit of the Depositor, the Trustee and the Trust Fund, that
(i) the representations and warranties set forth in Subsection 7.01 of the Servicing Agreement are true and correct as of December 27, 2006 (the "Reconstitution Date"), as if such representations and warranties were made on such date, and (ii) the representations and warranties set forth in Section 7.02 of the Servicing Agreement were true and correct as of the Reconstitution Date as if such representations and warranties were made on such date, with the exception of Section 7.02(i), which, for the purposes of the Agreement, relates only to the Mortgage Loan Schedule attached hereto. The Seller hereby represents and warrants, for the benefit of the Depositor, the Trustee and the Trust Fund, that the representations and warranties set forth in Subsection 7.02 of the Servicing Agreement are true and correct as of the Reconstitution Date.

     In connection with a breach of any of the representations and warranties that materially and adversely affects the value of any Mortgage Loan or the interests of the Depositor, the Trustee or the Trust Fund (including the Trustee acting on the Trust Fund's behalf) in any such Mortgage Loan (i) in respect of the representations and warranties under Subsection 7.01 and Subsection 7.02 of the Servicing Agreement, the Servicer hereby acknowledges and agrees, and (ii) in respect of any breach of the representations and warranties under Subsection
7.02 of the Servicing Agreement, the Seller hereby acknowledges and agrees: (a) that the remedies available to the Depositor, the Trustee or the Trust Fund (including the Trustee acting on the Trust Fund's behalf) shall be as set forth in Subsection 7.03 of the Servicing Agreement as if they were set forth herein (including, without limitation, the repurchase and indemnity obligations set forth therein); and (b) any such enforcement of a right or remedy by the Depositor, the Trustee or the Trust Fund (including the Trustee acting on the Trust Fund's behalf) shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser under the Servicing Agreement.

                                  ARTICLE VIII

                                   ASSIGNMENT

     The Servicer hereby acknowledges that the rights of the Seller as Purchaser under the Servicing Agreement are hereby assigned to the Depositor, and such rights are being assigned by the Depositor to the Trustee on behalf of the Trust Fund as of the Reconstitution Date. In addition, the Trust Fund has made, or intends to make, a REMIC election. The Servicer hereby consents to such assignment and assumption and acknowledges the Trust Fund's REMIC election.

                                   ARTICLE IX

                                  FULL RELEASE

     The parties hereto acknowledge and agree that in connection with the foregoing, the Seller is hereby fully released from all obligations to the Servicer under the Servicing Agreement with respect to the Serviced Loans.

                                   ARTICLE X

                             NOTICES AND REMITTANCES

     (a) All notices, consents, certificates, reports and certifications (collectively, "Written Information") required to be delivered to the Purchaser under the Servicing Agreement and under this Agreement shall be delivered to the Master Servicer at the following address:

                       Wells Fargo Bank, N.A.
                       P.O. Box 98
                       Columbia, Maryland 21046
                       Attention: Corporate Trust Group, Luminent 2006-7 (or in the case of overnight deliveries, 9062 Old Annapolis Road
                       Columbia, Maryland 21045)
                       Telephone: (410) 884-2000
                       Facsimile: (410) 715-2380

     (b) All amounts required to be remitted or distributed by the Servicer to the Purchaser under the Servicing Agreement and under this Agreement shall be on a scheduled/scheduled basis and shall be made to the following wire account:

                       Wells Fargo Bank, N.A.
                       ABA#: 121-000-248
                       Account Name: SAS CLEARING
                       Account Number: 3970771416
                       For further credit to: Luminent 2006-7, Account #50974400

     (c) All Written Information required to be delivered to the Trustee under the Servicing Agreement and under this Agreement shall be delivered to the Trustee at the following address:

                       HSBC Bank USA, National Association
                       452 Fifth Avenue
                       New York, New York 10018
                       Attention: Trustee Luminent Mortgage Trust 2006-7

     (d) All Written Information required to be delivered to the Depositor under the Servicing Agreement and under this Agreement shall be delivered to the Depositor at the following address:

                       Lares Asset Securitization, Inc.
                       101 California St., 13th Floor
                       San Francisco, California 94111
                       Attention:  Christopher Zyda
                       Telephone:  (415) 217-4500
                       Facsimile:  (415) 217-4518

     (e) All demands, notices and communications required to be delivered to the Servicer under the Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

                       GreenPoint Mortgage Funding, Inc.
                       100 Wood Hollow Drive
                       Novato, California  94945
                       Attention:  Susan Davia
                       Telephone:  (415) 878-5336
                       Facsimile:

                                   ARTICLE XI

                                  GOVERNING LAW

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                  ARTICLE XII

                                    AMENDMENT

     The parties hereto hereby acknowledge and agree that the Servicing Agreement shall not be amended without the consent of the Seller.

                                  ARTICLE XIII

                                  COUNTERPARTS

     This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

                                  ARTICLE XIV

                                 RECONSTITUTION

     The Servicer and the Seller agree that this Agreement is a Reconstitution Agreement executed in connection with a Securitization Transaction and that December 27, 2006 is the Reconstitution Date.

                                   ARTICLE XV

                           LIMITED ROLE OF THE TRUSTEE

     The Trustee shall have no obligations or duties under this Agreement except as expressly set forth herein. No implied duties on the part of the Trustee shall be read into this Agreement. Nothing herein shall be construed to be an assumption by the Trustee of any duties or obligations of any party to this Agreement or the Servicing Agreement, the duties of the Trustee being solely those set forth in the Pooling Agreement. The Trustee is entering into this Agreement solely in its capacity as Trustee under the Pooling Agreement and not individually, and there shall be no recourse against the Trustee in its individual capacity hereunder or for the payment of any obligations of the Trust or the Trust Fund.

     IN WITNESS WHEREOF, the Servicer, the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                              GREENPOINT MORTGAGE FUNDING, INC.,
                              as Servicer

                              By: /s/ David Patton
                                  ----------------
                              Name:    David Patton
                              Title:   Vice President


                              MAIA MORTGAGE FINANCE STATUTORY
                              TRUST, as Seller

                              By: /s/ Christopher J. Zyda
                                  -----------------------
                              Name     Christopher J. Zyda
                              Title:   Trustee & President


                              LARES ASSET SECURITIZATION, INC., as
                              Depositor

                              By: /s/ S. Trezevant Moore
                                  ----------------------
                              Name:    S. Trezevant Moore
                              Title:   President


                              WELLS FARGO BANK, N.A., as Master Servicer and Securities Administrator

                              By:  /s/ Amy Doyle
                                   -------------
                              Name:    Amy Doyle
                              Title:   Vice President
Agreed to and Acknowledged By:

HSBC BANK USA, NATIONAL ASSOCIATION
not in its individual capacity, but solely as Trustee for Luminent Mortgage Trust 2006-7 under the Pooling
Agreement

By:      /s/ Elena Zheng
         ---------------
Name:    Elena Zheng
Title:   Assistant Vice President

                   [Signature Page - GreenPoint Reconstituted
                     Servicing Agreement - Luminent 2006-7]

                                   EXHIBIT ONE

                    Modifications to the Servicing Agreement
                    ----------------------------------------

     The Servicer and Seller hereby amend the Servicing Agreement with respect to the Assigned Loans as follows:

     (a) The definition of "Business Day" in Section 1 is hereby deleted in its entirety and replaced with the following:

          Business Day: Any day other than a Saturday or Sunday, or a day on which banks and savings and loan institutions in the State of California, the State of Maryland, the State of Minnesota or the State of New York are authorized or obligated by law or executive order to be closed.

     (b) The definition of "Custodial Account" in Section 1 is hereby amended to read:

     Custodial Account: The separate account or accounts, each of which shall be an Eligible Account, created and maintained pursuant to this Agreement, which shall be titled "GreenPoint Mortgage Funding, Inc., in trust for Luminent Mortgage Trust 2006-7," established at a financial institution acceptable to the Purchaser.", established at a financial institution acceptable to the Purchaser. Each Custodial Account shall be an Eligible Account.

     (c) The definition of "Custodial Agreement" in Section 1 is hereby amended to read:

     "Custodial Agreement: The agreement dated and effective as of December 1, 2006, by and between Wells Fargo Bank, N.A., as custodian and HSBC Bank USA, National Association, as trustee."

     (d) The definition of "Distribution Date" in Section 1 is hereby amended by inserting the text "no later than 1:00 p.m. Eastern Time on such day," immediately following "The eighteenth (18th) day each month,".

     (e) A new definition of "Due Period" is hereby added to Section 1 after the definition of Due Date to read:

     "Due Period: With respect to each Distribution Date, the period commencing on the second day of the month preceding the month of the Distribution Date and ending on the first day of the month of the Distribution Date."

     (f) The definition of "Escrow Account" is hereby amended to read:

     Escrow Account: The separate trust account or accounts created and maintained pursuant to this Agreement which shall be titled "GreenPoint Mortgage Funding, Inc., in trust for the Trustee of Luminent Mortgage Trust 2006-7," established at a financial institution acceptable to the Purchaser. Each Escrow Account shall be an Eligible Account

                                 Exhibit One-1

     (g) A new definition of "Master Servicer" is hereby added to Section 1 immediately following the definition of "Loan-to-Value Ratio or LTV" to read as follows:

          Master Servicer: Wells Fargo Bank, N.A. and its successors and assigns in its capacity as master servicer.

     (h) A new definition of "Monthly Advance" is hereby added to Section 1 immediately following the definition of "MOM Loan" to read as follows

     Monthly Advance: The portion of each Monthly Payment that is delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Servicer pursuant to
     Section 11.05 on the Business Day immediately preceding the Distribution Date of the related month; provided, for the purpose of clarification, that the Servicer shall not be required to make a Monthly Advance for any payments of principal or interest with respect to a reduction in the value of a Mortgage Note upon the order of a bankruptcy court of competent jurisdiction.

     (i) A new definition of "Mortgage Loan Distribution Rate" is hereby added to Section 1 immediately following the definition of "Mortgage Loan" to read as follows

     "Mortgage Loan Distribution Rate": With respect to each Mortgage Loan, the annual rate of interest remitted to the Servicer, which shall be equal to the related Mortgage Interest Rate minus the Servicing Fee Rate.

     (j) A new definition of "Nonrecoverable Advance" is hereby added to Section 1 immediately following the definition of "Mortgagor" to read as follows:

          Nonrecoverable Advance: Any Monthly Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, will not or, in the case of a proposed Monthly Advance or Servicing Advance, would not ultimately be recoverable from collections on such Mortgage Loan, Monthly Payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds or other amounts received with respect to such Mortgage Loan or REO Property as provided herein.

     (k) The definition of "Opinion of Counsel" in Section 1 is hereby deleted in its entirety and replaced with the following:

          Opinion of Counsel: A written opinion of counsel, who may be an employee of the Servicer, that is reasonably acceptable to the Trustee and the Master Servicer provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel reasonably acceptable to the Trustee, the Master Servicer and the Depositor who (i) is in fact independent of the Servicer, (ii) does not have any material direct or indirect financial interest in the Servicer or in any affiliate of any such entity and (iii) is not connected with the Servicer as an officer, employee, director or person performing similar functions.

                                 Exhibit One-2

     (l) There shall be added a definition of "Permitted Investments" to Section 1 following the definition of "Periodic Rate Cap" to read as follows:

          Permitted Investments: Any one or more of the following obligations or securities held in the name of the trustee for the benefit of the certificateholders acquired at a purchase price of not greater than par, regardless of whether issued or managed by the depositor, the trustee, the master servicer, the securities administrator or any of their respective affiliates or for which an affiliate serves as an advisor, will be considered a permitted investment:

          (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

          (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by or federal funds sold by any depository institution or trust company (including the trustee, the securities administrator or the master servicer or their agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term unsecured debt rating in one of the two highest available rating categories of each rating agency rating the certificates and (B) any other demand or time deposit or deposit account that is fully insured by the FDIC;

          (iii) repurchase obligations with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A or higher by the rating agencies rating the certificates;

          (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America, the District of Columbia or any State thereof and that are rated by each rating agency rating the certificates in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

          (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations) that is rated by each rating agency rating the certificates in its highest short-term unsecured debt rating available at the time of such investment;

          (vi) units of money market funds (which may be 12b-l funds, as contemplated by the Commission under the Investment Company Act of 1940) registered under the Investment Company Act of 1940 including funds managed or advised by the trustee, the master servicer, the securities administrator or an affiliate thereof having the highest applicable rating from each rating agency rating such funds; and

                                 Exhibit One-3

          (vii) if previously confirmed in writing to the trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to each rating agency rating the certificates in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the senior certificates;

          In each case (other than clause (a)), such Permitted Investment shall have a final maturity (giving effect to any applicable grace period) no later than the Business Day immediately preceding the Distribution Date (or, if the Securities Administrator or an Affiliate is the obligor on such Permitted Investment, the Distribution Date) next following the Due Date in which the date of investment occurs; provided, that, Permitted Investments may not include (i) any interest-only security, any security purchased at a price in excess of 100% of the par value or any security that provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par, (ii) any floating rate security whose interest rate is inversely or otherwise not proportionately related to an interest rate index or is calculated as other than the sum of an interest rate index plus a spread, (iii) securities subject to an offer,
     (iv) any security with a rating from S&P which includes the subscript "p," "pi," "q," "r" or "t", or (v) any investment, the income from which is or will be subject to deduction or withholding for or on account of any withholding or similar tax.

     (m) There shall be added a definition of "Rating Agency" in Section 1 following the definition of "Rate/Term Financing" to read as follows:

          Rating Agency: Each of the rating agencies identified in the Pooling Agreement, or any successor thereto.

     (n) The last sentence of Subsection 7.02(xxxiii) ("Representations and Warranties Regarding Individual Mortgage Loans") is hereby deleted in its entirety and replaced with the following: "With the exception of the Serviced Loans with an LTV =75% and =80% as provided under Subsection 11.08 to Exhibit 9 of this Agreement and as noted on Exhibit 2 to the Reconstitution Agreement, no Mortgage Loan is subject to a lender paid primary mortgage insurance policy;"

     (o)  Subsection   7.03  ("Remedies  for  Breach  of   Representations   and
Warranties") is hereby amended as follows:

          (i) by amending the sixth paragraph to read as follows:

          In addition to such repurchase or substitution obligation, the Seller shall indemnify (from its own funds and not from the Custodial Account or Escrow Account) Maia, the Depositor, the Trustee, the Trust Fund and the
     Master Servicer and hold each of them against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the representations and warranties of the Seller contained in this Agreement; provided, however, that such indemnification shall not include punitive, consequential, exemplary or special damages

                                 Exhibit One-4

     (other than punitive, consequential, exemplary and special damages required to be paid by the indemnified party under this Agreement to any Person (other than a party to this Agreement or any of its affiliates) arising out of an action or proceeding by such Person, which damages shall be deemed to be direct damages to the party required to pay such punitive, consequential, exemplary or incidental damages). It is understood and agreed that the obligations of the Seller set forth in this Subsection 7.03 to cure, substitute for or repurchase a defective Mortgage Loan and to indemnify Maia, the Depositor, the Trustee, the Trust Fund and the Master Servicer as provided in this Subsection 7.03 constitute the sole remedies of Maia, the Depositor, the Trustee, the Trust Fund and the Master Servicer respecting a breach of the foregoing representations and warranties.

          (ii) by replacing each of the references to "the Purchaser" in the seventh paragraph with "Maia, the Master Servicer, the Depositor or the Trustee."

          (iii) by removing the language "at the Purchaser's option," from the second paragraph of Subsection 7.03.

     (p) Subsection 7.04 ("Repurchase of Certain Mortgage Loans; Premium Protection") is hereby amended as follows:

          (i) The reference to "receipt of notice from the Purchaser of such payment default" is hereby amended to read: "receipt of notice from the Initial Purchaser of such payment default".

     (q) Subsection 11.03 of Exhibit 9 to the Servicing Agreement ("Realization Upon Defaulted Mortgage Loans") is hereby amended by deleting the text "In the event that any payment due under any Mortgage Loan remains delinquent for a period of 90 days or more" and replacing such text with "Subject to the provisions of Exhibit 18, in the event that any payment due under any Mortgage Loan remains delinquent for a period of 90 days or more".

     (r)   Subsection   11.04  of   Exhibit   9  to  the   Servicing   Agreement
("Establishment of Custodial Accounts; Deposits in Custodial Account") is hereby amended as follows:

          (i) by adding "titled GreenPoint Mortgage Funding, Inc., in trust for Luminent Mortgage Trust 2006-7," immediately following the text "one or more Custodial Accounts," in the first paragraph;

          (ii) by adding a new subclause (x) to read:

          "(x) with respect to each Principal Prepayment an amount (to be paid by the Company out of its funds but not to exceed the Servicing Fee payable in that month) which, when added to all amounts allocable to interest received in connection with the Principal Prepayment, equals one month's interest on the amount of principal so prepaid at the Mortgage Loan Distribution Rate."

          (iii) by deleting the final paragraph of the Subsection 11.04 and replacing it to read as follows:

                                 Exhibit One-5

          Funds in the Custodial Account shall, if invested, be invested in Permitted Investments; provided, however, that the Servicer shall be under no obligation or duty to invest (or otherwise pay interest on) amounts held in the Custodial Account. All Permitted Investments shall mature or be subject to redemption or withdrawal no later than one Business Day prior to the next succeeding Distribution Date (except that if such Permitted Investment is an obligation of the Servicer, then such Permitted Investment shall mature not later than such applicable Distribution Date). Any and all investment earnings from any such Permitted Investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order from time to time, and shall not be part of the Trust Fund. The risk of loss of moneys required to be remitted to the Master Servicer resulting from such investments shall be borne by and be the risk of the Servicer. The Servicer shall deposit the amount of any such loss in the Custodial Account immediately as realized, but in no event later than the related Distribution Date.

     (s) Subsection 11.05 ("Permitted Withdrawals from the Custodial Account") of Exhibit 9 to the Servicing Agreement is hereby amended:

          (i) by adding a new paragraph (iii) as follows, and by renumbering the subsequent paragraphs in Subsection 11.05 accordingly:

     "(iii) to reimburse itself for unreimbursed Servicing Advances, the Servicer's right to reimburse itself pursuant to this subclause (iii) with respect to any Monthly Advance (other than Nonrecoverable Advances) being limited to amounts received on the related Mortgage Loans which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Purchaser, except that, where the Seller is required to repurchase a Mortgage Loan pursuant to Subsection 7.03 or Subsection 7.04, the Servicer's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Subsection 7.03 or Subsection 7.04 and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loans;"

          (ii) By revising part (a) in the new subclause (iv) to read "any interest earned on funds in the Custodial Account (all such interest, net of compensating interest to be withdrawn monthly not later than each Distribution Date), and "

     (t) Subsection 11.06 ("Establishment of Escrow Accounts; Deposits in Escrow Accounts") of Exhibit 9 to the Servicing Agreement is hereby amended as follows:

          (i) by inserting the text "titled GreenPoint Mortgage Funding, Inc., in trust for the Trustee of Luminent Mortgage Trust 2006-7," immediately following the text "one or more Escrow Accounts," in the first paragraph;

          (ii) by adding the following sentence after the last sentence of the second paragraph as follows:

          The Servicer will be obligated to make Servicing Advances to the Escrow Account in respect of its obligations under this Subsection 11.06, reimbursable from the Escrow Accounts or Custodial Account to the extent

                                 Exhibit One-6
     not collected from the related Mortgagor, anything to the contrary notwithstanding, when and as necessary to pursuant to Subsection 11.08 hereof; provided, however, that Servicing Advances shall not be required to be made by the Servicer if such Servicing Advance would, if made, be, in the Servicer's reasonable judgment, nonrecoverable.

     (u) A new paragraph is inserted immediately following the third paragraph of Subsection 11.08 to Exhibit 9 of the Servicing Agreement ("Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Insurance Policies; Collections Thereunder") as follows:

          Serviced Loans with an LTV =75% and =80% as noted on Exhibit Two of the Reconstitution Agreement will be covered by a master lender-paid private mortgage insurance policy issued by Triad Guaranty Insurance Corporation ("Triad"). The Servicer shall not take any action that would result in non-coverage under such policy which, but for the actions of the Servicer, would have been covered thereunder. In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Trust Fund, claims to Triad under such policy in a timely fashion in accordance with the terms of such policy and, in this regard, to take such action as shall be necessary to permit recovery under such policy respecting a defaulted serviced loan. Any amounts collected by the Servicer under such policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Subsection 11.05 to this Exhibit 9 (as if such funds related to a Primary Insurance Policy).

     (v) The text "unless the Seller provides to the trustee under such REMIC" in the seventh sentence of the second paragraph of Subsection 11.13 to Exhibit 9 of the Servicing Agreement ("Title, Management and Disposition of REO Property") is hereby amended to read "unless the Seller provides to the Master Servicer and the trustee under such REMIC".

     (w) The first paragraph of Subsection 11.14 to Exhibit 9 of the Servicing Agreement ("Distributions") is hereby deleted and replaced with the following:

          On each Distribution Date the Servicer shall remit by wire transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Custodial Account as of the close of business on the preceding Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 11.05), plus (b) all amounts, if any, which the Company is obligated to distribute pursuant to Section 11.33, minus (c) any amounts attributable to Principal Prepayments received after the applicable Due Period which amounts shall be remitted on the following Distribution Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 11.04(x); minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Due Dates subsequent to the first day of the month of the Distribution Date which amounts shall be remitted on the Distribution Date next succeeding the Due Period for such amounts.

     (x) The text preceding "on which such payment was due" in the first sentence of the third paragraph of Subsection 11.14 to Exhibit 9 of the Servicing Agreement ("Distributions") is hereby deleted and replaced with the following:

                                 Exhibit One-7

     "With respect to any remittance received by the Purchaser after the day"

     (y) The text "second Business Day" is deleted and replaced with "Due Date" in Subsection 11.14 to Exhibit 9 of the Servicing Agreement ("Distributions").

     (z) The first sentence of Subsection 11.15 to Exhibit 9 of the Servicing Agreement ("Remittance Reports") is hereby amended to read as follows:

          No later than the fifth Business Day of each month, the Servicer shall furnish to the Master Servicer or its designee an electronic file containing, and a hard copy of, the (i) loan level accounting data, (ii) defaulted loan data, and (iii) realized loss and gain data (collectively, the "Remittance Report") for the preceding month in the format attached to this Agreement as Sections 1, 2 and 3 of Exhibit 19.

     (aa) Subsection 11.16 to Exhibit 9 of the Servicing Agreement ("Statements to the Purchaser") is hereby amended to read as follows:

          (i) The text ", and such statement shall also include the following" is deleted from the first paragraph and replaced with ".".

          (ii) Paragraphs (i) through (xvii) are deleted in their entirety.

     (bb) Subsection 11.18 to Exhibit 9 of the Servicing Agreement ("Liquidation Reports") is hereby amended by inserting the following text after "Mortgaged Property": ", in the format of the "Calculation of Realized Loss/Gain Form 332" report attached to this Agreement as Section 3 of Exhibit 19."

     (cc) Subsection 11.23 to Exhibit 9 of the Servicing Agreement ("Annual Statement as to Compliance; Annual Certification") is hereby amended to read as follows:

          (i) by adding the text "and the Master Servicer" after the word "Purchaser", in paragraph (a).

          (ii) by adding the text "or Subcontractor (if participating in the servicing function)" following the word "Subservicer" in paragraph (b).

          (iii) by deleting the text "Such Officer's Certificate shall not be provided to any other Person unless the Purchaser first notifies the Servicer of its intention to do so." in paragraph (b).

          (iv) by deleting paragraph (c) in its entirety.

     (dd) Subsection 11.24 to Exhibit 9 of the Servicing Agreement ("Annual Independent Certified Public Accountants' Servicing Report") is hereby deleted in its entirety.

     (ee) Subsection 11.26 to Exhibit 9 of the Servicing Agreement ("Prepayment Charges") is hereby deleted in its entirety.

                                 Exhibit One-8

     (ff) Subsection 11.29 to Exhibit 9 of the Servicing Agreement ("Assessment of Compliance with Servicing Criteria") is hereby amended as follows:

          (i) by adding the text "and the Master Servicer" after the word "Purchaser".

          (ii) by deleting the text following the word "Purchaser" in the final paragraph and adding the following:

     ", any Master Servicer, and any Depositor any Assessment of Compliance, Attestation Report, Annual Statement of Compliance, Annual Certification, and any other certifications required to be delivered by such Subservicer and such Subcontractor under this Subsection of the Servicing Agreement, in each case as and when required to be delivered."

     (gg) Subsection 11.30 of Exhibit 9 to the Servicing Agreement ("Use of Subservicers and Subcontractors") is hereby amended as follows:

          (i) by amending paragraph (b) by replacing the reference to "Section 11.23" with "Subsection 11.23" and by replacing the references to "Section 11.24" with "Subsection 11.29".

          (ii) by amending paragraph (c) by inserting the text "(and in any event within five days after any such request)" immediately following "promptly upon request" in the first sentence and by inserting the text ", any Master Servicer" immediately following the word "Purchaser" in the paragraph.

          (iii) by amending paragraph (d) as follows:

               (A) by adding the text ", the Master Servicer" after the word "Purchaser", in the first sentence.

               (B) by deleting the text following the word Purchaser in the last sentence and adding the following:

     ", any Master Servicer, and any Depositor any Assessment of Compliance, Attestation Report, Annual Statement of Compliance, Annual Certification, and any other certifications required to be delivered by such Subcontractor under Subsections 11.23 and 11.29, in each case as and when required to be delivered."

     (hh) Subsection 11.31 of Exhibit 9 to the Servicing Agreement ("Intent of the Parties: Reasonableness") is hereby amended by inserting "(if any such request is expressly required)" following the word "request" in the fourth sentence.

     (ii) A new Subsection 11.33 is hereby added as follows:

     Subsection 11.33 Monthly Advances by Servicer.

                                 Exhibit One-9

     No later than the Distribution Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Distribution Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the related Determination Date or which were deferred pursuant to Section 11.01. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Distribution Date if funds in the Custodial Account on such Distribution Date shall be less than payments to the Master Servicer required to be made on such Distribution Date. The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the earlier of: (i) the last Distribution Date prior to the Distribution Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; and (ii) the Distribution Date prior to the date the Mortgage Loan is converted to REO Property, provided however, that if requested by a Rating Agency in connection with a securitization, the Servicer shall be obligated to make such advances through the Distribution Date prior to the date on which cash is received in connection with the liquidation of REO Property to the extent provided for in the related Reconstitution Agreement; provided, however, that any such obligation under this Section 11.33 shall cease if the Servicer determines, in its sole reasonable opinion, that advances with respect to such Mortgage Loan are Nonrecoverable Advances, as evidenced by an Officer's Certificate delivered to the Master Servicer by the Servicer.


     (jj) Subsections 12(A)(10)(c)(12) through (14) ("Removal of Mortgage Loans from Inclusion under This Agreement Upon a Whole Loan Transfer or a Pass-Through Transfer on One or More Reconstitution Dates") are hereby amended by deleting the text of each and replacing such text with "[Reserved]".

     (kk) Subsection 12(A) (`Whole Loan Transfers or Pass-Through Transfers") is hereby amended by deleting the three paragraphs in such section immediately preceding Section 12(B) ("Indemnification with Respect to Regulation AB") and replacing the paragraphs with the following:

     "(d) For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer and Third-Party Originator
     to) (i) provide prompt notice to the Purchaser, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings involving the Servicer, any Subservicer or any Third-Party Originator, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Servicer, and (E) the Servicer's entry into an agreement with a Subservicer to

                                 Exhibit One-10
     perform or assist in the performance of any of the Servicer's obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

     (e) As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Purchaser, any Master Servicer, and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested by the Purchaser or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

     (f) In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the
     Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

          (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

               (ii)  material   breaches  of  pool  asset   representations   or
          warranties or transaction  covenants  (Item  1121(a)(12) of Regulation
          AB); and

               (iii) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

     (g) The Servicer shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Servicer or any

                                 Exhibit One-11

     Subservicer or the Servicer or such Subservicer's performance hereunder as may be reasonably requested by the Purchaser, any Master Servicer or any Depositor."

     (ll) Subsection 12(B) ("Indemnification with Respect to Regulation AB") is hereby amended as follows:

          (i) by replacing each reference to "each Person" to read "each Person (including the Master Servicer)".

          (ii) by amending subsection (a)(ii) by adding the words "breach by the Servicer of its obligations under this Section 12 or Sections 11.23 or 11.29, including particularly any" after the word "any" at the beginning of subsection (a)(ii) and by adding the words "or Section 11.23 or 11.29;

          (iii) by amending  subsection  (b)(ii) by adding the text "or Sections
     11.23 or 11.29" following the text "under this Section 12".

          (iv) by adding the following language after subsection (iii):

               "(iv) the negligence, bad faith or willful misconduct of the Servicer in connection with its performance under this Section 12 or under Subsections 11.23, 11.29 or 11.30 of Exhibit 9 to this Agreement."

               If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Servicer on the other."

          (v) by adding as the final paragraph of subsection (B):

              "This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement."

          (vi) By replacing "Purchaser" with "initial Purchaser" in the first sentence of the last paragraph of Section 12.

     (mm) Subsection 13.01 ("Additional Indemnification by the Seller and the Servicer") is hereby amended as follows:

          (i) by replacing each of the references to the "Initial Purchaser" with "Maia, the Trust Fund, the Master Servicer, the Trustee and the Depositor."

          (ii) A new first paragraph is hereby added to read:

                                 Exhibit One-12

     "The Servicer shall indemnify each Master Servicer and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any Master Servicer may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement; provided, however, that such indemnification shall not include punitive, consequential, exemplary or special damages (other than punitive, consequential, exemplary and special damages required to be paid by the indemnified party under this Agreement to any Person (other than a party to this Agreement or any of its affiliates) arising out of an action or proceeding by such Person, which damages shall be deemed to be direct damages to the party required to pay such punitive, consequential, exemplary or incidental damages). The Servicer immediately shall notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the Master Servicer) the defense of any such claim and pay all expenses in connection therewith, including, but not limited to, counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any Master Servicer in respect of such claim. The Servicer shall follow any written instructions received from the Master Servicer in connection with such claim."

     (nn) Subsection 13.04 ("Servicer Not to Resign") is hereby amended as by replacing the references to " the Purchaser" with "the Master Servicer".

     (oo) A new Subsection 13.06 ("Third Party Beneficiary") is hereby added to read:

          "Subsection 13.06. Third Party Beneficiary. For purposes of this Agreement and any related provisions thereto, each Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement."

     (pp) Subsection 14.01 ("Events of Default") is hereby amended by:

          (i) replacing each reference to "the Purchaser" with "the Master Servicer".

          (ii) by amending paragraph (ix) to read as follows:

               "(ix) the Servicer fails to duly perform, within the time period specified thereunder, its obligations under Sections 11.23, 11.24,
          11.29 or 11.30 of the Servicing Addendum."

     (qq) Subsection 14.02 ("Waiver of Defaults") is hereby amended by replacing the reference to "the Purchaser" with "the Master Servicer" and by replacing the reference to "the Seller" with "the Servicer".

     (rr) Section 15 ("Termination") is hereby deleted and replaced with the following:

          The respective obligations and responsibilities of the Servicer shall terminate upon: (i) the latter of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due

                                 Exhibit One-13
     hereunder; (ii) in accordance with Subsection 10.01; or (iii) in accordance with Subsection 14.01. Upon written request from the Depositor or the Master Servicer in connection with any such termination or any resignation, the Servicer shall, at its expense, prepare, execute and deliver to the successor entity designated by the Master Servicer any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer's sole expense, as provided in Subsection 5.08 ("Master Servicer to Act as Servicer; Appointment of Successor") of the Pooling Agreement."

     (ss) Section 16 ("Successor to the Servicer") is hereby amended as follows:

          (i) by deleting the first sentence in its entirety and replacing it with the following:

          Upon the termination of Servicer's responsibilities and duties under this Agreement pursuant to Section 14 or 15, the Master Servicer shall, in accordance with the Pooling Agreement, (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer as servicer under this Agreement.

          (ii) by adding the following sentence immediately after the first sentence of the first paragraph to read as follows:

          Any successor to the Servicer shall be a FHLMC- or FNMA-approved servicer and shall be subject to the approval of each Rating Agency, as evidenced by a letter from each such Rating Agency delivered to the Trustee and the Master Servicer that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.

          (iii) by replacing the references to the "Purchaser" in the second paragraph with "the Master Servicer and the Trustee"; and

          (iv) by adding a fourth paragraph as follows:

          Except as otherwise provided in this Section 15, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (as a result of the termination or resignation of the Seller as Servicer), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or transferring the Servicing Files and the other necessary data, including the completion, correction or manipulation of such servicing data as may be required to correct any errors or insufficiencies in the servicing data, to the successor servicer shall be paid by the terminated or resigning Servicer from its own funds without reimbursement.

                                 Exhibit One-14

     (tt) Section 23 ("Intention of the Parties") is hereby amended by deleting the text "Subsections 11.29, 11.30 and 12(6)-(16)" in the second paragraph and replacing the such text with "Subsections 11.23, 11.29 and 11.30 of Exhibit 9 and Subsection 12A(6)-(16) of this Agreement" and by inserting the text "(where any such request is expressly required) preceding the text "other than in good faith".

     (uu) Section 31 ("Third Party Beneficiary") is hereby deleted in its entirety and replaced as follows:

          Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee, the Master Servicer and the Depositor each receive the benefit of the provisions of this Agreement as an intended third party beneficiary of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Trustee, the Master Servicer and the Depositor as if the Trustee, the Master Servicer and the Depositor were each a party to this Agreement, and the Trustee, Master Servicer and the Depositor each shall have the same rights and remedies to enforce the provisions of this Agreement as if each were a party to this Agreement. The Servicer shall only take directions from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Trustee, the Master Servicer and the Depositor hereunder (other than the right to indemnification and the indemnification obligations, as applicable) shall terminate upon termination of the Trust Fund pursuant to the Pooling Agreement.

     (vv) A new Section 32 hereby added to read as follows:

          SECTION 32. Amendment. ---------

          This Agreement may be amended only by written agreement signed by the Servicer, the Depositor, the Master Servicer and the Trustee. The party requesting such amendment shall, at its own expense, provide the Depositor, the Master Servicer and the Trustee with an Opinion of Counsel that (i) such amendment is permitted under the terms of this Agreement, (ii) Servicer has complied with all applicable requirements of this Agreement, and (iii) such Amendment will not materially adversely affect the interest of the Certificateholders in the Serviced Loans.

     (ww) Section 32 ("Entire Agreement") is renumbered as Section 33.

     (xx) Exhibit Four attached hereto is hereby added to the Servicing Agreement as Exhibit 19.

     (yy) Exhibit 17 ("Servicing Criteria to be Addresses in Assessment of Compliance") is hereby amended by:

          (i)  replacing   "[the   Company]  [Name  of   Subservicer]"   in  the
     introductory paragraph with "the Servicer".

                                 Exhibit One-15

          (ii) deleting "X" under the Applicable Servicing Criteria column in the box corresponding to row 1122(d)(1)(iii).

          (iii) inserting an "X" under the Applicable Servicing Criteria column in the box corresponding to row 1122(d)(4)(xv).

          (iv) deleting the signature block found at the end of the exhibit.

     (zz) Exhibit 18  ("Foreclosure  Rights") is hereby  deleted in its entirety
and  replaced   with  Exhibit   Five   hereto.




































                                 Exhibit One-16

                                   EXHIBIT TWO

                             List of Serviced Loans
                             ----------------------

 (To be retained in a separate closing binder entitled "Luminent 2006-7 Mortgage
      Loan Schedule" at the Washington DC office of Hunton & Williams LLP)






































                                 Exhibit Two-1

                                  EXHIBIT THREE

                               Servicing Agreement
                               -------------------

  (As retained on file with the Washington DC office of Hunton & Williams LLP)







































                                Exhibit Three-1

                                  EXHIBIT FOUR

                            Form of Periodic Reports
                            ------------------------


                                    Exhibit 19
                                    ----------

                                    Section 1

                     Standard File Layout - Master Servicing


---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
      Column Name                             Description                              Decimal         Format Comment       Max Size
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SER_INVESTOR_NBR       A value assigned by the Servicer to define a group of loans.            Text up to 10 digits            20
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
LOAN_NBR               A unique identifier assigned to each loan by the investor.              Text up to 10 digits            10
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SERVICER_LOAN_NBR      A unique number assigned to a loan by the Servicer.  This may           Text up to 10 digits            10
                       be different than the LOAN_NBR.
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
BORROWER_NAME          The borrower name as received in the file.  It is not separated         Maximum length of 30            30
                       by first and last name.                                                 (Last, First)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SCHED_PAY_AMT          Scheduled monthly principal and scheduled interest payment that    2    No commas(,) or dollar signs    11
                       a borrower is expected to pay, P&I constant.                            ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
NOTE_INT_RATE          The loan interest rate as reported by the Servicer.                4    Max length of 6                  6
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
NET_INT_RATE           The loan gross interest rate less the service fee rate as          4    Max length of 6                  6
                       reported by the Servicer.
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SERV_FEE_RATE          The servicer's fee rate for a loan as reported by the Servicer.    4    Max length of 6                  6
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SERV_FEE_AMT           The servicer's fee amount for a loan as reported by the            2    No commas(,) or dollar signs    11
                       Servicer.                                                               ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
NEW_PAY_AMT            The new loan payment amount as reported by the Servicer.           2    No commas(,) or dollar signs    11
                                                                                               ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
NEW_LOAN_RATE          The new loan rate as reported by the Servicer.                     4    Max length of 6                  6
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
ARM_INDEX_RATE         The index the Servicer is using to calculate a forecasted          4    Max length of 6                  6
                       rate.
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
ACTL_BEG_PRIN_BAL      The borrower's actual principal balance at the beginning of        2    No commas(,) or dollar signs    11
                       the processing cycle.                                                   ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
ACTL_END_PRIN_BAL      The borrower's actual principal balance at the end of the          2    No commas(,) or dollar signs    11
                       processing cycle.                                                       ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
BORR_NEXT_PAY_DUE_DATE The date at the end of processing cycle that the borrower's             MM/DD/YYYY                      10
                       next payment is due to the Servicer, as reported by Servicer.
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SERV_CURT_AMT_1        The first curtailment amount to be applied.                        2    No commas(,) or dollar signs    11
                                                                                               ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SERV_CURT_DATE_1       The curtailment date associated with the first curtailment              MM/DD/YYYY                      10
                       amount.
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
CURT_ADJ_AMT_1         The curtailment interest on the first curtailment amount, if       2    No commas(,) or dollar signs    11
                       applicable.                                                             ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------

                                 Exhibit Four-1

---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
      Column Name                             Description                              Decimal         Format Comment       Max Size
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SERV_CURT_AMT_2        The second curtailment amount to be applied.                       2    No commas(,) or dollar signs    11
                                                                                               ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SERV_CURT_DATE_2       The curtailment date associated with the second curtailment             MM/DD/YYYY                      10
                       amount.
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
CURT_ADJ_AMT_2         The curtailment interest on the second curtailment amount, if      2    No commas(,) or dollar signs    11
                       applicable.                                                             ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SERV_CURT_AMT_3        The third curtailment amount to be applied.                        2    No commas(,) or dollar signs    11
                                                                                               ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SERV_CURT_DATE_3       The curtailment date associated with the third curtailment              MM/DD/YYYY                      10
                       amount.
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
CURT_ADJ_AMT_3         The curtailment interest on the third curtailment amount, if       2    No commas(,) or dollar signs    11
                       applicable.                                                             ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
PIF_AMT                The loan "paid in full" amount as reported by the Servicer.        2    No commas(,) or dollar signs    11
                                                                                               ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
PIF_DATE               The paid in full date as reported by the Servicer.                      MM/DD/YYYY                      10
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
ACTION_CODE            The standard FNMA numeric code used to indicate the                     Action Code Key;                 2
                       default/delinquent status of a particular loan.                         15=Bankruptcy,
                                                                                               30=Foreclosure, 60=PIF,
                                                                                               63=Substitution,
                                                                                               65=Repurchase, 70=REO
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
INT_ADJ_AMT            The amount of the interest adjustment as reported by the           2    No commas(,) or dollar signs    11
                       Servicer.                                                               ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SOLDIER_SAILOR_ADJ_AMT The Soldier and Sailor Adjustment amount, if applicable.           2    No commas(,) or dollar signs    11
                                                                                               ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
NON_ADV_LOAN_AMT       The Non Recoverable Loan Amount, if applicable.                    2    No commas(,) or dollar signs    11
                                                                                               ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
LOAN_LOSS_AMT          The amount the Servicer is passing as a loss, if applicable.       2    No commas(,) or dollar signs    11
                                                                                               ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SCHED_BEG_PRIN_BAL     The scheduled outstanding principal amount due at the beginning    2    No commas(,) or dollar signs    11
                       of the cycle date to be passed through to investors.                    ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SCHED_END_PRIN_BAL     The scheduled principal balance due to investors at the end of     2    No commas(,) or dollar signs    11
                       a processing cycle.                                                     ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SCHED_PRIN_AMT         The scheduled principal amount as reported by the Servicer for     2    No commas(,) or dollar signs    11
                       the current cycle -- only applicable for Scheduled/Scheduled            ($)
                       Loans.
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SCHED_NET_INT          The scheduled gross interest amount less the service fee amount    2    No commas(,) or dollar signs    11
                       for the current cycle as reported by the Servicer -- only               ($)
                       applicable for Scheduled/Scheduled Loans.
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
ACTL_PRIN_AMT          The actual principal amount collected by the Servicer for the      2    No commas(,) or dollar signs    11
                       current reporting cycle -- only applicable for Actual/Actual            ($)
                       Loans.
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
ACTL_NET_INT           The actual gross interest amount less the service fee amount       2    No commas(,) or dollar signs    11
                       for the current reporting cycle as reported by the Servicer --          ($)
                       only applicable for Actual/Actual Loans.
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
PREPAY_PENALTY_AMT     The penalty amount received when a borrower prepays on his loan    2    No commas(,) or dollar signs    11
                       as reported by the Servicer.                                            ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
PREPAY_PENALTY_WAIVED  The prepayment penalty amount for the loan waived by the           2    No commas(,) or dollar signs    11
                       servicer.                                                               ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
MOD_DATE               The Effective Payment Date of the Modification for the loan.            MM/DD/YYYY                      10
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
MOD_TYPE               The Modification Type.                                                  Varchar - value can be alpha    30
                                                                                               or numeric
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
DELINQ_P&I_ADVANCE_AMT The current outstanding principal and interest advances made by    2    No commas(,) or dollar signs    11
                       Servicer.                                                               ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------

                                 Exhibit Four-2

                                    Exhibit 19
                                    ---------

                                    Section 2

                  Standard File Layout - Delinquency Reporting

--------------------------- ---------------------------------------------------------------- ------- -------------------------------
   Column/Header Name                         Description                                    Decimal          Format Comment
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
SERVICER_LOAN_NBR           A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
LOAN_NBR                    A unique identifier assigned to each loan by the originator.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
CLIENT_NBR                  Servicer Client Number
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
SERV_INVESTOR_NBR           Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
BORROWER_FIRST_NAME         First Name of the Borrower.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
BORROWER_LAST-NAME          Last name of the borrower.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
PROP_ADDRESS                Street Name and Number of Property
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
PROP_STATE                  The state where the property located.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
PROP_ZIP                    Zip code where the property is located.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
BORR_NEXT_PAY_DUE_DATE      The date that the borrower's next payment is due to the servicer         MM/DD/YYYY
                            at the end of processing cycle, as reported by Servicer.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
LOAN_TYPE                   Loan Type (i.e. FHA, VA, Conv)
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
BANKRUPTCY_FILED_DATE       The date a particular bankruptcy claim was filed.                        MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
BANKRUPTCY_CHAPTER_CODE     The chapter under which the bankruptcy was filed.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
BANKRUPTCY_CASE_NBR         The case number assigned by the court to the bankruptcy filing.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
POST_PETITION_DUE_DATE      The payment due date once the bankruptcy has been approved by            MM/DD/YYYY
                            the courts
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
BANKRUPTCY_DCHRG_DISM_DATE  The Date The Loan Is Removed From Bankruptcy.  Either by                 MM/DD/YYYY
                            Dismissal, Discharged and/or a Motion For Relief Was Granted.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
LOSS_MIT_APPR_DATE          The Date The Loss Mitigation Was Approved By The Servicer                MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
LOSS_MIT_TYPE               The Type Of Loss Mitigation Approved For A Loan Such As;
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
LOSS_MIT_EST_COMP_DATE      The Date The Loss Mitigation /Plan Is Scheduled To End/Close             MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
LOSS_MIT_ACT_COMP_DATE      The Date The Loss Mitigation Is Actually Completed                       MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
FRCLSR_APPROVED_DATE        The date DA Admin sends a letter to the servicer with                    MM/DD/YYYY
                            instructions to begin foreclosure proceedings.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
ATTORNEY_REFERRAL_DATE      Date File Was Referred To Attorney to Pursue Foreclosure                 MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
FIRST_LEGAL_DATE            Notice of 1st legal filed by an Attorney in a Foreclosure Action         MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
FRCLSR_SALE_EXPECTED_DATE   The date by which a foreclosure sale is expected to occur.               MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------

                                 Exhibit Four-3

--------------------------- ---------------------------------------------------------------- ------- -------------------------------
   Column/Header Name                         Description                                    Decimal          Format Comment
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
FRCLSR_SALE_DATE            The actual date of the foreclosure sale.                                 MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
FRCLSR_SALE_AMT             The amount a property sold for at the foreclosure sale.              2   No commas(,) or dollar signs($)
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
EVICTION_START_DATE         The date the servicer initiates eviction of the borrower.                MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
EVICTION_COMPLETED_DATE     The date the court revokes legal possession of the property from         MM/DD/YYYY
                            the borrower.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
LIST_PRICE                  The price at which an REO property is marketed.                      2   No commas(,) or dollar signs($)
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
LIST_DATE                   The date an REO property is listed at a particular price.                MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
OFFER_AMT                   The dollar value of an offer for an REO property.                    2   No commas(,) or dollar signs($)
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
OFFER_DATE_TIME             The date an offer is received by DA Admin or by the Servicer.            MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
REO_CLOSING_DATE            The date the REO sale of the property is scheduled to close.             MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
REO_ACTUAL_CLOSING_DATE     Actual Date Of REO Sale                                                  MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
OCCUPANT_CODE               Classification of how the property is occupied.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
PROP_CONDITION_CODE         A code that indicates the condition of the property.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
PROP_INSPECTION_DATE        The date a property inspection is performed.                             MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
APPRAISAL_DATE              The date the appraisal was done.                                         MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
CURR_PROP_VAL               The current "as is" value of the property based on brokers price     2
                            opinion or appraisal.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
REPAIRED_PROP_VAL           The amount the property would be worth if repairs are completed      2
                            pursuant to a broker's price opinion or appraisal.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
If applicable:
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
DELINQ_STATUS_CODE          FNMA Code Describing Status of Loan
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
DELINQ_REASON_CODE          The circumstances which caused a borrower to stop paying on a loan.  Code indicates the reason why the loan is in default for this cycle.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
MI_CLAIM_FILED_DATE         Date Mortgage Insurance Claim Was Filed With Mortgage                    MM/DD/YYYY
                            Insurance Company.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
MI_CLAIM_AMT                Amount of Mortgage Insurance Claim Filed                                 No commas(,) or dollar signs($)
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
MI_CLAIM_PAID_DATE          Date Mortgage Insurance Company Disbursed Claim Payment                  MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
MI_CLAIM_AMT_PAID           Amount Mortgage Insurance Company Paid On Claim                      2   No commas(,) or dollar signs($)
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
POOL_CLAIM_FILED_DATE       Date Claim Was Filed With Pool Insurance Company                         MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
POOL_CLAIM_AMT              Amount of Claim Filed With Pool Insurance Company                    2   No commas(,) or dollar signs($)
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
POOL_CLAIM_PAID_DATE        Date Claim Was Settled and The Check Was Issued By The Pool              MM/DD/YYYY
                            Insurer
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
POOL_CLAIM_AMT_PAID         Amount Paid On Claim By Pool Insurance Company                       2   No commas(,) or dollar signs($)
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
FHA_PART_A_CLAIM_FILED_DATE Date FHA Part A Claim Was Filed With HUD                                 MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
FHA_PART_A_CLAIM_AMT        Amount of FHA Part A Claim Filed                                     2   No commas(,) or dollar signs($)
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
FHA_PART_A_CLAIM_PAID_DATE  Date HUD Disbursed Part A Claim Payment                                  MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
FHA_PART_A_CLAIM_PAID_AMT   Amount HUD Paid on Part A Claim                                      2   No commas(,) or dollar signs($)
--------------------------- ---------------------------------------------------------------- ------- -------------------------------

                                 Exhibit Four-4

--------------------------- ---------------------------------------------------------------- ------- -------------------------------
   Column/Header Name                         Description                                    Decimal          Format Comment
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
FHA_PART_B_CLAIM_FILED_DATE Date FHA Part B Claim Was Filed With HUD                                 MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
FHA_PART_B_CLAIM_AMT        Amount of FHA Part B Claim Filed                                     2   No commas(,) or dollar signs($)
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
FHA_PART_B_CLAIM_PAID_DATE  Date HUD Disbursed Part B Claim Payment                                  MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
FHA_PART_B_CLAIM_PAID_AMT   Amount HUD Paid on Part B Claim                                      2   No commas(,) or dollar signs($)
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
VA_CLAIM_FILED-DATE         Date VA Claim Was Filed With the Veterans Admin                          MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
VA_CLAIM_PAID_DATE          Date Veterans Admin.  Disbursed VA Claim Payment                         MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
VA_CLAIM_PAID_AMT           Amount Veterans Admin.  Paid on VA Claim                             2   No commas(,) or dollar signs($)
--------------------------- ---------------------------------------------------------------- ------- -------------------------------

























                                 Exhibit Four-5

Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

o   ASUM-       Approved Assumption
o   BAP-        Borrower Assistance Program
o   CO-         Charge Off
o   DIL-        Deed-in-Lieu
o   FFA-        Formal Forbearance Agreement
o   MOD-        Loan Modification
o   PRE-        Pre-Sale
o   SS-         Short Sale
o   MISC-       Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

o   Mortgagor
o   Tenant
o   Unknown
o   Vacant

The Property Condition field should show the last reported condition of the property as follows:

o   Damaged
o   Excellent
o   Fair
o   Gone
o   Good
o   Poor
o   Special Hazard
o   Unknown





                                 Exhibit Four-6

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

---------------------------------------------------------------------------
  Delinquency Code                       Delinquency Description
---------------------------------------------------------------------------
         001                  FNMA-Death of principal mortgagor
---------------------------------------------------------------------------
         002                  FNMA-Illness of principal mortgagor
---------------------------------------------------------------------------
         003                  FNMA-Illness of mortgagor's family member
---------------------------------------------------------------------------
         004                  FNMA-Death of mortgagor's family member
---------------------------------------------------------------------------
         005                  FNMA-Marital difficulties
---------------------------------------------------------------------------
         006                  FNMA-Curtailment of income
---------------------------------------------------------------------------
         007                  FNMA-Excessive Obligation
---------------------------------------------------------------------------
         008                  FNMA-Abandonment of property
---------------------------------------------------------------------------
         009                  FNMA-Distant employee transfer
---------------------------------------------------------------------------
         011                  FNMA-Property problem
---------------------------------------------------------------------------
         012                  FNMA-Inability to sell property
---------------------------------------------------------------------------
         013                  FNMA-Inability to rent property
---------------------------------------------------------------------------
         014                  FNMA-Military Service
---------------------------------------------------------------------------
         015                  FNMA-Other
---------------------------------------------------------------------------
         016                  FNMA-Unemployment
---------------------------------------------------------------------------
         017                  FNMA-Business failure
---------------------------------------------------------------------------
         019                  FNMA-Casualty loss
---------------------------------------------------------------------------
         022                  FNMA-Energy environment costs
---------------------------------------------------------------------------
         023                  FNMA-Servicing problems
---------------------------------------------------------------------------
         026                  FNMA-Payment adjustment
---------------------------------------------------------------------------
         027                  FNMA-Payment dispute
---------------------------------------------------------------------------
         029                  FNMA- Transfer of ownership pending
---------------------------------------------------------------------------
         030                  FNMA-Fraud
---------------------------------------------------------------------------
         031                  FNMA-Unable to contact borrower
---------------------------------------------------------------------------
         INC                  FNMA-Incarceration
---------------------------------------------------------------------------

                                 Exhibit Four-7

The FNMA Delinquent Status Code field should show the Status of Default as follows:

-------------------------------------------------------------------------
  Status Code                          Status Description
-------------------------------------------------------------------------
      09                   Forbearance
-------------------------------------------------------------------------
      17                   Pre-foreclosure Sale Closing Plan Accepted
-------------------------------------------------------------------------
      24                   Government Seizure
-------------------------------------------------------------------------
      26                   Refinance
-------------------------------------------------------------------------
      27                   Assumption
-------------------------------------------------------------------------
      28                   Modification
-------------------------------------------------------------------------
      29                   Charge-Off
-------------------------------------------------------------------------
      30                   Third Party Sale
-------------------------------------------------------------------------
      31                   Probate
-------------------------------------------------------------------------
      32                   Military Indulgence
-------------------------------------------------------------------------
      43                   Foreclosure Started
-------------------------------------------------------------------------
      44                   Deed-in-Lieu Started
-------------------------------------------------------------------------
      49                   Assignment Completed
-------------------------------------------------------------------------
      61                   Second Lien Considerations
-------------------------------------------------------------------------
      62                   Veteran's Affairs-No Bid
-------------------------------------------------------------------------
      63                   Veteran's Affairs-Refund
-------------------------------------------------------------------------
      64                   Veteran's Affairs-Buydown
-------------------------------------------------------------------------
      65                   Chapter 7 Bankruptcy
-------------------------------------------------------------------------
      66                   Chapter 11 Bankruptcy
-------------------------------------------------------------------------
      67                   Chapter 13 Bankruptcy
-------------------------------------------------------------------------


                                 Exhibit Four-8

                                    Exhibit 19
                                    ---------

                                    Section 3

                   Calculation of Realized Loss/Gain Form 332


                                Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and/or resolution of any disputed items.

(i) The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:
------------------------------------

1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.  Complete as applicable. Required documentation:

o For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

o For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

o    Other expenses - copies of corporate advance history showing all payments

o    REO repairs> $1500 require explanation

o    REO repairs >$3000 require evidence of at least 2 bids.

o Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

                                Exhibit Four-9

o    Unusual or extraordinary items may require further documentation.


13.    The total of lines 1 through 12.

(ii) Credits:
     -------

14-21. Complete as applicable. Required documentation:

o Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

o    Letter of Proceeds Breakdown.

o    Copy of EOB for any MI or gov't guarantee

o    All other credits need to be clearly defined on the 332 form


22. The total of lines 14 through 21.

Please Note: For HUD/VA loans,  use line (18a) for Part  A/Initial  proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)
-------------------------------------------

23. The total derived from subtracting line 22 from 13. If the amount represents a realized show the amount in parenthesis ( ).

















                                Exhibit Four-10

                   Calculation of Realized Loss/Gain Form 332



         Prepared by:                                    Date:
                      --------------------------              ------------------
         Phone:                                  Email Address:
               ---------------------------                     -----------------

        [Servicer Loan No.   ]   [Servicer Name   ]      [Servicer Address    ]
        [                    ]   [                ]      [                    ]
        [                    ]   [                ]      [                    ]
         --------------------     ----------------        --------------------

         WELLS FARGO BANK, N.A. Loan No.
                                         ---------------------------------------

         Borrower's Name:
                         -------------------------------------------------------
         Property Address:
                          ------------------------------------------------------

         Liquidation Type: REO Sale    3rd Party Sale    Short Sale   Charge Off

         Was this loan granted a Bankruptcy deficiency or cramdown    Yes     No
         If "Yes", provide deficiency or cram down amount
                                                          ----------------------

Liquidation and Acquisition Expenses:

(1) Actual Unpaid Principal Balance of Mortgage Loan         $               (1)
                                                              --------------

(2) Interest accrued at Net Rate                                             (2)
                                                              --------------

(3) Accrued Servicing Fees                                                   (3)
                                                              --------------

(4) Attorney's Fees                                                          (4)
                                                              --------------

(5) Taxes (see page 2)                                                       (5)
                                                              --------------

(6) Property Maintenance                                                     (6)
                                                              --------------

(7) MI/Hazard Insurance Premiums (see page 2)                                (7)
                                                              --------------

(8) Utility Expenses                                                         (8)
                                                              --------------

(9) Appraisal/BPO                                                            (9)
                                                              --------------

(10) Property Inspections                                                   (10)
                                                              --------------

(11) FC Costs/Other Legal Expenses                                          (11)
                                                              --------------

(12) Other (itemize)                                                        (12)
                                                              --------------
         Cash for Keys                                                      (12)
                                                              --------------

         HOA/Condo Fees                                                     (12)
                                                              --------------

         ---------------------------                                        (12)
                                                              --------------

         Total Expenses                                      $              (13)
                                                              --------------

Credits:
(14) Escrow Balance                                          $              (14)
                                                              --------------

(15) HIP Refund                                                             (15)
                                                              --------------

(16) Rental Receipts                                                        (16)
                                                              --------------

(17) Hazard Loss Proceeds                                                   (17)
                                                              --------------

                                Exhibit Four-11

(18) Primary Mortgage Insurance/Gov't Insurance HUD Part A                 (18a)
                                                              -------------

HUD Part B                                                                 (18b)
                                                              -------------

(19) Pool Insurance Proceeds                                                (19)
                                                              --------------

(20) Proceeds from Sale of Acquired Property                                (20)
                                                              --------------

(21) Other (itemize)                                                        (21)
                                                              --------------

---------------------------------------------------------
                                                              --------------

         Total Credits                                       $              (22)
                                                              --------------

Total Realized Loss (or Amount of Gain)                      $              (23)
                                                              --------------






















                                Exhibit Four-12

                           Escrow Disbursement Detail
                           --------------------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
      Type            Date Paid        Period of       Total Paid         Base           Penalties        Interest
   (Tax/Ins.)                          Coverage                          Amount
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------


------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------


------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------


------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------


------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------


------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------


------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------


------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------














                                Exhibit Four-13

                                  EXHIBIT FIVE
                                  ------------

                                   Exhibit 18

                               Foreclosure Rights



(a) The Servicer shall include in its monthly servicing reports a code indicating each Mortgage Loan that is 60 or more days delinquent, each Mortgage Loan that is 90 or more days delinquent, and each Mortgage Loan that is in foreclosure or similar proceedings.

(b) Within five Business Days of its receipt of the monthly servicing report, the holder of the designated foreclosure rights (the "Securityholder") shall notify both the Servicer and the Master Servicer if it objects to the proposed course of action.

(c) If the Securityholder timely and affirmatively objects to an action or contemplated action of the Servicer pursuant to paragraph (b) above, then the Securityholder shall instruct the Master Servicer (with a copy to the Servicer) to hire, at the Securityholder' sole cost and expense, three appraisal firms selected by the Master Servicer in its reasonable discretion from the list of appraisal firms provided by the Securityholder, to compute the fair value of the Mortgaged Property relating to the related Mortgage Loan utilizing the Fannie Mae Form 2055 Exterior-Only Inspection Residential Appraisal Report (each such appraisal-firm computation, a "Fair Value Price"), in each case (other than as set forth in paragraph (d) below) no later than 30 days from the date of such Securityholder objection. All costs relating to the computation of the related Fair Value Prices shall be for the account of the Securityholder and shall be paid by the Securityholder at the time that such Mortgage Loan and the related Mortgaged Property are purchased by the Securityholder.

     (i) If the Master Servicer shall have received three Fair Value Prices by the end of such 30-day period, then the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan (the "Unpaid Principal Balance") and (ii) the average of such three Fair Value Prices respectively determined by such appraisal firms; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

     (ii) If the Master Servicer shall not have received three Fair Value Prices by the end of the 30-day period set forth in paragraph (c) above, then:

          (A) If the Master Servicer shall have received only two Fair Value Prices by the end of such 30-day period, then the Master Servicer shall determine, in its reasonable discretion, the fair value of the Mortgaged
Property and other  collateral  relating to such Mortgage Loan (such fair value,

                                 Exhibit Five-1
the "Master Servicer's Fair Value Price") and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the least of (1) the Unpaid Principal Balance thereof, (2) the average of such Fair Value Prices determined by such appraisal firms and (3) the Master Servicer's Fair Value Price; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

          (B) If the Master Servicer shall have received only one Fair Value Price by the end of such 30-day period, then the Master Servicer will determine the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the least of (1) the Unpaid Principal Balance thereof, (2) the Fair Value Price determined by such appraisal firm and (3) the Master Servicer's Fair Value Price; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

          (C) If the Master Servicer shall not have received any such Fair Value Prices by the end of such 30-day period, then the Master Servicer will determine the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of (1) the Unpaid Principal Balance thereof and (2) the Master Servicer's Fair Value Price; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

           (D) If the Master Servicer has not received three Fair Value Prices by the end of such 30-day period, it shall continue for the next 30 days to try to obtain three Fair Value Prices. Upon the earlier of the date that it obtains the three Fair Value Prices, or the end of the 30-day extension, the Master Servicer shall recalculate the price payable pursuant to this Exhibit and, within five Business Days thereafter, (i) the Securityholder shall pay the Servicer the positive difference between the recalculated purchase price, and the price actually paid by it, or (ii) the Servicer shall refund to the Securityholder the positive difference between the purchase price actually paid by the Securityholder, and the recalculated purchase price.

(d) The Securityholder shall not be entitled to any of its rights with respect to a Mortgage Loan if it fails to purchase such Mortgage Loan as set forth herein.

(e) Any notice, confirmation, instruction or objection pursuant to this Exhibit may be delivered via facsimile or other written or electronic communication as the parties hereto and the Securityholder may agree to from time to time.

(f) For the avoidance of doubt, the Securityholder' rights set forth in this Exhibit are intended to provide the Securityholder, for so long as it has not forfeited its right under paragraph (d) hereof as set forth in paragraph (c) above, with the unilateral right to control foreclosure decisions in respect of

                                 Exhibit Five-2
delinquent and defaulted Mortgage Loans, and certain exclusive purchase rights so as to maximize the recovery value on delinquent and defaulted Mortgage Loans.

(g) To the extent that the Securityholder purchases any Mortgage Loan pursuant to this Exhibit, at the option of the Securityholder, the Servicer will continue to service such Mortgage Loan in accordance with this Agreement. The parties acknowledge that, in such event, the Master Servicer will have no duty or responsibility to master service any such Mortgage Loan.






































                                 Exhibit Five-3